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                                                                   EXHIBIT 10.40

                                      NOTE
$809,000.00                                                    Valdosta, Georgia
                                                               December 30, 1996

         FOR VALUE RECEIVED, the undersigned, INSURANCE MANAGEMENT INFORMATION SERVICES, INC., a Florida corporation (the "Borrower") promises to pay to the Order of FIRST OF AMERICA BANK - FLORIDA, F.S.B., a federal saving bank (the "Lender") the principal sum of EIGHT HUNDRED NINE THOUSAND DOLLARS ($809,000.00), together with interest on the principal balance remaining unpaid from time to time at the rates set forth below.


         Term. The term of this Note shall be from the date of this Note through and including the date that is exactly forty-eight (48) months following the date of this Note (the "Term"). The last day of the Term will be sometimes referred to below as the "Maturity Date".

         Interest. The principal balance of this Note remaining unpaid from time to time shall bear interest from the date of this Note through and including the date that all indebtedness evidenced hereby is paid in full at the rates per annum equal to the Lender's Base Lending Rate (the "Lending Rate") announced or published by Lender from time to time, to be adjusted daily as and when the Lending Rate is adjusted. In the event the Lender shall cease or fail to announce or publish a Lending Rate, regardless of the reason therefor, then the Lender may utilize the Lending Rate announced or published by any other nationally known financial institution for Purposes of determination of the interest rate for the remainder of the Term. In the event that all nationally known financial institutions shall cease or fail to announce or publishing a Lending Rate, regardless of the reason therefor, then the Lender shall select a comparable national index, and if no comparable national index is available, then Lender shall establish the interest rate for the remainder of the loan Term. The term "Lending Rate" shall mean the annual rate of interest announced from time to time by the Lender. The ending Rate is a reference rate for the information and use of the Lender in establishing the actual rates to be charged its borrowers. It is not intended to and does not represent the best or lowest rate of interest available to any borrower or class of borrowers.


         Manner of Calculation. Interest shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Interest will be charged on the principal balance of the loan that remains outstanding from time to time.

                                           Signed for Identification


                                           By: /s/  G. Kristin Delano
                                              ---------------------------------
                                              The Secretary of Borrower

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         Interest Limitation. Notwithstanding any other provision of this Note or any other instrument executed in connection with the loan evidenced hereby, it is expressly agreed that the amounts payable under this Note or under the other aforesaid instruments for the payment of interest or any other payment in the nature of or which would be considered as interest or other charge for the use or loan of money shall not exceed the highest rate allowed by law, from time to time, to be charged by Lender. In the event the provisions of this Note or of any instruments referred to in this paragraph, regarding the payment of interest or other payments in the nature of or which would be considered as interest or other charge for the use or loan of money to produce a rate that exceeds such limitation, then the excess over such limitation will not be payable and the amount otherwise agreed to have been paid shall be reduced by the excess so that such limitation will not be exceeded, and if any payment actually made shall result in such limitation being exceeded, the amount of the excess so that such limitation will not be exceeded, and if any payment actually made shall result in such limitation being exceeded, the amount of the excess shall operate to reduce such principal by the amount of such excess, or if in excess of the principal indebtedness, such excess shall be refunded.

         Payments. Principal plus in shall be due and payable and shall be paid at 201 Kennedy Boulevard, Tampa, Florida 33602, Attn.: Commercial Loan Department, or at such other place as the Lender may designate from time to time, as follows:

         (i) Monthly Payments. Except as provided below, principal shall be due and payable and shall be paid monthly in the amount of SIXTEEN THOUSAND EIGHT HUNDRED FIFTY-FOUR AND 17/100 DOLLARS ($16,854.17), each, plus accrued interest, commencing on the date exactly one (1) month following the date of this Note, and on the same day of each succeeding month thereafter through and including the same day of the month next preceding the Maturity Date.

         (ii) Maturity Date. On the Maturity Date, all indebtedness evidenced by this Note (whether unpaid principal, accrued interest or otherwise) that remains unpaid shall be due and payable and shall be paid.

Each installment of principal plus interest under subparagraph (i) above shall be credited first on account of the interest then accrued on said principal remaining unpaid and then in reduction of said unpaid principal.

Further, because of increases in the interest rate, should any installment of principal and interest set forth in subparagraph (i) above be insufficient to:
(A) pay in full the accrued interest on this Note; or (B) fully amortize the principal amount of this Note on or before the date exactly four (4) years from the date of this Note (the "Amortization Period"), Lender shall notify Borrower of


                                           Signed for Identification


                                           By: /s/  G. Kristin Delano
                                              ---------------------------------
                                              The Secretary of Borrower

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the same, and the Borrower shall automatically pay such higher amount as Lender determines is necessary to: (A) Prevent negative amortization from occurring under this Note and/or (B) fully amortize the principal amount of this Note during the Amortization period.

         Late Charge. Any payment not received within ten (10) days when due be subject to, and it is agreed that the Lender shall collect thereon and therewith a "late charge" in the amount of five percent (5%) of the payment upon each such delinquent payment. Said "late charge" shall be immediately due and payable and shall be paid by the Borrower without notice or demand of the holder hereof.

         Prepayment. Borrower shall have the option of prepaying all or any part of the principal of this Note at any time during the term of this Note, without notice, premium or penalty for the privilege of such prepayment. The Lender may require that any partial prepayments be made on the date payments are due. Any partial prepayments shall not postpone the due date of any subsequent monthly installments or change the amount of such installments, unless the Lender shall otherwise agree in writing. In the event of any full prepayment, all accrued interest and other charges evidenced by this Note and the instruments of security for this Note shall be paid at the same time as such full principal prepayment.

         Consent and Waiver. Each Obligor (which term shall mean and include the Borrower, each guarantor, each endorser, and all others who may become liable for all or any part of the obligations evidenced and secured hereby), does hereby, jointly and severally: (a) consent to any forbearance or extension of the time or manner of payment hereof and to the release of all or any part of any security held by the Lender to secure payment of this Note and to the subordination of any instrument of security securing this Note as to all or any part of the property encumbered thereby, all without notice or consent of that party; (b) agree that no course of dealing or delay or omission or forbearance on the part of the Lender in exercising or enforcing any of its rights or remedies hereunder or under any instrument securing this Note shall impair or be prejudicial to any of the Lender's rights and remedies hereunder or to the enforcement hereof manner of payment and performance of this Note and any instrument securing release or wholly, any person or party primarily or secondarily hereunder; and (c) except as otherwise set forth in the instruments of security for this Note, waive notice of acceptance of this Note, notice of the occurrence of any default hereunder or under any instrument securing this Note and prepayment,


                                           Signed for Identification


                                           By:  /s/  G. Kristin Delano
                                              ---------------------------------
                                              The Secretary of Borrower
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demand, protest, notice of dishonor and notice of protest and notices of any and all action at any time taken or omitted by the Lender in connection with this Note or any instrument Note and waives all requirements necessary to hold that party to the liability of that party.

         Lien. The Lender is hereby granted a lien upon and a security interest in all property of each Obligor now or at any time hereafter in the possession of the Lender in any capacity whatsoever, including but not limited to any balance or share of any deposit, trust or agency account as security for the payment of this Note, and the Lender is hereby authorized upon default to apply, on or after maturity (whether by acceleration or otherwise) to the payment of this debt any such funds or property in possession of the Lender belonging to each Obligor, in such order of application as Lender may from time to time elect, without advance notice.

         Cross Default. A default under this Note shall be and constitute a default under any and all other notes or other evidence of indebtedness and any instruments of security therefor in which the Borrower is liable and of which the Lender is the holder (collectively the "Other Notes"). A default under any other notes or other evidence of indebtedness or any instrument of security therefor in which the Borrower is liable and the Lender is the holder, including, without limitation, under the Other Notes, shall constitute a default under this Note and any instruments of security therefor.

         Events of Default. The happening of any of the following events shall constitute a default hereunder: (a) failure of any Obligor to pay any principal, interest or any other sums required hereunder when due under this Note; or (b) a default shall occur in any instrument securing this Note or in any other instrument executed in connection with the Loan evidenced hereby, which is not cured within the applicable curative period set forth in such instruments; or
(c) a default shall occur under the Other Notes which is not cured within the applicable curative period set forth in the Other Notes.


         Acceleration. If a default shall occur hereunder which is not cured within ten (10) days or more, then at the option of the Lender, the entire principal sum then remaining unpaid shall immediately become due and payable without notice or demand, and said principal shall bear interest from such date at the highest to legal rate permitted by law, from time to time, to be charged by Lender; it being agreed that interest not paid when due shall, at the option of the Lender, draw interest at the rate provided for in this paragraph.
Failure to exercise the above options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.


                                           Signed for Identification


                                           By: /s/  G. Kristin Delano
                                              ---------------------------------
                                              The Secretary of Borrower

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         Attorneys' Fees. All parties liable for the payment of this Note agree to pay the Lender reasonable attorneys' fees and costs, whether or not an action be brought, for the services of counsel employed after maturity or default to collect this Note or any principal or interest due hereunder or to protect the security, if any, or enforce the performance of any other agreement contained in this Note any instrument of security executed in connection with the Loan, including costs and attorneys' fees on any appeal, or in any proceedings under the National Bankruptcy Code or in any post judgment proceedings.

         Indemnification. The Borrower hereby agrees to indemnify and hold Lender harmless from and against any and all loss, damage, cost and expense, including attorney's fees, that the Lender may incur or sustain by reason of the assertion of a claim or ruling by a governmental entity that documentary stamp tax or intangible tax (or any similar tax), or any penalties or interest associated therewith, must be paid by reason of the execution and delivery of this Note or any documents securing this Note (collectively the "Collateral Documents"), or any subsequent renewals, modifications or amendments of this Note or the Collateral Documents.

         Waiver of Jury Trial. Borrower hereby voluntarily and irrevocably waives the right to a trial by jury with any litigation, action or cause of action arising out of or by virtue of (i) this instrument; or (ii) any other agreement or document executed or contemplated to be in connection with the loan evidenced or secured hereby, or incident hereto (the "Loan"); or (iii) any course of conduct, course of dealing, representation, statement or other action of any party in connection with the Loan. The parties to the Loan have discussed this waiver, have agreed that it is an essential and material part of their agreement concerning the Loan, and that no officer or representative of Lender has the authority to modify, orally or in writing, the terms of this paragraph. This agreement shall be binding on the Borrower, and, if applicable, on all Obligors as defined herein, and constitutes a material inducement for Lender entering into the transaction.

         Borrower. The Borrower warrants and represents to Lender that it is a corporation duly formed, presently existing and in good standing under the laws of the State of Florida.

         Florida Law. This Note is executed under seal and constitutes a contract under the laws of the State of Florida, and shall be enforceable in a Court of competent jurisdiction in that State, regardless of in which State this
Note is being executed.

         Set Off. The Obligors shall have no right of set off against the Lender under this Note or under any instruments securing this Note or executed in connection with the loan evidenced hereby. The Lender, however, shall have the right, immediately and without further


                                           Signed for Identification


                                           By:  /s/  G. Kristin Delano
                                              ---------------------------------
                                              The Secretary of Borrower

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action by it, to set off against this Note all money owed by the Lender in any capacity to each or any Obligor, whether or not due. Provided however, in the event the Office of Thrift Supervision, Federal Deposit Insurance Corporation, or any similar successor governmental entity, shall assume control of Lender and seize deposits of any Obligor, the amounts seized shall reduce the indebtedness of the Borrower under the Note, dollar for dollar.

         Headings. The headings of the paragraphs contained in this Note are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of the parties hereto.

         Documentary Stamps. Documentary stamp tax is not due and payable on this Note.

         Identification. This Note consists of seven (7) pages, all but the last two of which have been signed only for identification by the Secretary of Borrower.

         THE UNDERSIGNED ACKNOWLEDGE THAT THE LOAN EVIDENCED HEREBY IS FOR COMMERCIAL PURPOSES ONLY AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

Signed, sealed and delivered                INSURANCE MANAGEMENT
in the presence of:                         INFORMATION SERVICES, INC.,
                                            a Florida corporation

                                            By:  /s/  G. Kristin Delano
----------------------------------             --------------------------------
                                            Its Secretary

----------------------------------              (CORPORATE SEAL)
As to Borrower

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STATE OF GEORGIA         )
COUNTY OF LOWNDES        )


     The foregoing instrument was acknowledged before me this 30th day of December, 1996, by G. KRISTIN DELANO, the Secretary of INSURANCE MANAGEMENT INFORMATION SERVICES, INC., a Florida corporation, on behalf of the corporation, who is personally known to me or who has produced (TYPE OF
IDENTIFICATION:  Drivers License) as identification.




                                                /s/  Tina S. Wyers
                                                -------------------------
                                                SIGNATURE
                                                TINA S. WYERS
                                                -------------------------
                                                NAME LEGIBLY PRINTED,
                                                TYPEWRITTEN OR STAMPED



(SEAL)                                              NOTARY PUBLIC

My Commission Expires:  08/02/00






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